Exhibit 10.36

Schedules of Material Differences of Contractual Arrangements of Material Variable Entities

I.	Loan Agreement Schedule

The material differences in the loan agreements by and among the VIE Shareholders and the WFOEs in connection with our material contractual arrangements are set forth below.

1.	loan agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”) and Taobao (China) Software Co., Ltd. (the “WFOE”) on January 21, 2009, as amended on October 11, 2010 and March 13, 2013, respectively; the agreement will terminate upon (i) 8 years from the effective date of the loan agreement, as amended, (ii) the expiry of the business term of the WFOE, or (iii) the expiry of the business term of Zhejiang Taobao Network Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB65 million, which shall only be used as investment by the VIE Shareholders in the VIE; the VIE Shareholders made representations in the agreement, among other things, they shall not cause the VIE to borrow from a third party or assume any debt, except for an indebtedness no more than RMB50,000, individually or in aggregate in six consecutive months, arising from the ordinary course of business;

2.	loan agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”) and Zhejiang Tmall Technology Co., Ltd. (the “WFOE”) on March 30, 2011; the agreement will terminate upon (i) 30 years from the effective date of the loan agreement, (ii) the expiry of the business term of the WFOE, or (iii) the expiry of the business term of Zhejiang Tmall Network Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB10 million, which shall only be used as investment by the VIE Shareholders in the VIE; the VIE Shareholders made representations in the agreement, among other things, they shall not cause the VIE to borrow from a third party or assume any debt, except for an indebtedness no more than RMB100,000, individually or in aggregate in six consecutive months, arising from the ordinary course of business;

3.	loan agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”) and Alibaba (China) Technology Co., Ltd. (the “WFOE”) on October 12, 2007; the agreement becomes effective on September 28, 2007 and will terminate upon (i) 20 years from the effective date of the loan agreement, (ii) the expiry of the business term of the WFOE, or (iii) the expiry of the business term of Hangzhou Alibaba Advertising Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB10 million, which shall only be used as investment by the VIE Shareholders in the VIE; the VIE Shareholders made representations in the agreement, among other things, they shall not cause the VIE to borrow from a third party or assume any debt, except for an indebtedness no more than RMB100,000, individually or in aggregate in six consecutive months, arising from the ordinary course of business;

4.	loan agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”) and Hangzhou Alimama Technology Co., Ltd. (the “WFOE”) on September 1, 2008; the agreement will terminate upon (i) 30 years from the effective date of the loan agreement, as amended, (ii) the expiry of the business term of the WFOE, or (iii) the expiry of the business term of Hangzhou Ali Technology Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB1.85 million, which shall only be used as investment by the VIE Shareholders in the VIE; the VIE Shareholders made representations in the agreement, among other things, they shall not cause the VIE to borrow from a third party or assume any debt, except for an indebtedness no more than RMB100,000, individually or in aggregate in six consecutive months, arising from the ordinary course of business;

5.	loan agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”) and Alisoft (Shanghai) Co., Ltd. (the “WFOE”) on August 29, 2012; the agreement will terminate upon (i) 30 years from the effective date of the loan agreement, as amended, (ii) the expiry of the business term of the WFOE, or (iii) the expiry of the business term of Alibaba Cloud Computing Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB50 million, which shall only be used as investment by the VIE Shareholders in the VIE; the VIE Shareholders made representations in the agreement, among other things, they shall not cause the VIE to borrow from a third party or assume any debt, except for an indebtedness no more than RMB100,000, individually or in aggregate in six consecutive months, arising from the ordinary course of business.

II.	Exclusive Call Option Agreement Schedule

The material differences in the exclusive call option agreements by and among the VIE Shareholders, the VIEs and the WFOEs in connection with our material contractual arrangements are set forth below.

1.	exclusive call option agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”), Taobao (China) Software Co., Ltd. (the “WFOE”) and Zhejiang Taobao Network Co., Ltd. (the “VIE”) on January 21, 2009; the agreement is effective upon signing and becomes null and void until all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);

2.	exclusive call option agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”), Zhejiang Tmall Technology Co., Ltd. (the “WFOE”) and Zhejiang Tmall Network Co., Ltd. (the “VIE”) on March 30, 2011; the agreement is effective upon signing and becomes null and void until all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);

3.	exclusive call option agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”), Alibaba (China) Technology Co., Ltd. (the “WFOE”) and Hangzhou Alibaba Advertising Co., Ltd. (the “VIE”) on October 12, 2007; the agreement is effective from July 1, 2007 and becomes null and void until all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);

4.	exclusive call option agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”), Hangzhou Alimama Technology Co., Ltd. (the “WFOE”) and Hangzhou Ali Technology Co., Ltd. (the “VIE”) on September 1, 2008; the agreement is effective from November 20, 2007 and becomes null and void until all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);

5.	exclusive call option agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders”), Alisoft (Shanghai) Co., Ltd. (the “WFOE”) and Alibaba Cloud Computing Ltd. (the “VIE”) on August 29, 2012; the agreement is effective upon signing and becomes null and void until all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s).

III.	Proxy Agreement Schedule

The material differences in the proxy agreements by and among the VIE Shareholders, the VIEs and the WFOEs in connection with our material contractual arrangements are set forth below.

1.	proxy agreement entered into by Jack Ma, Simon Xie, Taobao (China) Software Co., Ltd. and Zhejiang Taobao Network Co., Ltd. on January 21, 2009; the agreement has a term of 8 years, subject to automatic renewal;

2.	proxy agreement entered into by Jack Ma, Simon Xie, Zhejiang Tmall Technology Co., Ltd. and Zhejiang Tmall Network Co., Ltd. on March 30, 2011; the agreement has a term of 20 years, subject to automatic renewal;

3.	proxy agreement entered into by Jack Ma, Simon Xi, Alibaba (China) Technology Co., Ltd. and Hangzhou Alibaba Advertising Co., Ltd. on October 12, 2007; the agreement becomes effective on July 1, 2007 and has a term of 20 years, subject to automatic renewal;

4.	proxy agreement entered into by Jack Ma, Simon Xie, Hangzhou Alimama Technology Co., Ltd. and Hangzhou Ali Technology Co., Ltd. on September 1, 2008; the agreement has a term of 20 years, subject to automatic renewal;

5.	proxy agreement entered into by Jack Ma, Simon Xie, Alisoft (Shanghai) Co., Ltd. and Alibaba Cloud Computing Ltd. on August 29, 2012; the agreement has a term of 20 years, subject to automatic renewal.

IV.	Equity Pledge Agreement Schedule

The equity pledge agreements listed below entered into by and among the VIE Shareholders, the VIEs and the WFOEs in connection with our material contractual arrangements are typically identical in all material respects.

1.	equity pledge agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders” and the “pledgors”), Taobao (China) Software Co., Ltd. (the “WFOE” and the “pledgee”) and Zhejiang Taobao Network Co., Ltd. on January 21, 2009, as amended on March 13, 2013, which secures the performance of the obligations of the respective VIE Shareholders under the contractual arrangements;

2.	equity pledge agreement entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholders” and the “pledgors”), Zhejiang Tmall Technology Co., Ltd. (the “WFOE” and the “pledgee”) and Zhejiang Tmall Network Co., Ltd. (the “VIE”) on March 30, 2011, which secures the performance of the obligations of the respective VIE Shareholders under the contractual arrangements and the Business Cooperation Agreement dated March 30, 2011 entered into by the WFOE and the VIE;

3.	(1) equity pledge agreement entered into by Jack Ma (the “VIE Shareholder” and the “pledgor”) and Alibaba (China) Technology Co., Ltd. (the “WFOE” and the “pledgee”) on April 5, 2012 and (2) equity pledge agreement entered into by Simon Xie (the “VIE Shareholder” and the “pledgor”) and Alibaba (China) Technology Co., Ltd. (the “WFOE” and the “pledgee”) on May 8, 2012, which secures the performance of the obligations of the respective VIE Shareholders under the Loan Agreement and their respective Pledge Agreement only;

4.	equity pledge agreements entered into by Jack Ma, Simon Xie (together with Jack Ma, the “VIE Shareholder” and the “pledgors”) and Hangzhou Alimama Technology Co., Ltd. (the “WFOE” and the “pledgee”) on March 5 and March 9, 2012, respectively, which secure the performance of the obligations of the respective VIE Shareholders under the Loan Agreement and their respective Pledge Agreement only;

5.	(1) equity pledge agreement entered into by Jack Ma (the “VIE Shareholder” and the “pledgor”) and Alisoft (Shanghai) Co., Ltd. (the “WFOE” and the “pledgee”) on August 29, 2012 and (2) equity pledge agreement entered into by Simon Xie (the “VIE Shareholder” and the “pledgor”) and Alisoft (Shanghai) Co., Ltd. (the “WFOE” and the “pledgee”) on August 29, 2012, which secure the performance of the obligations of the VIE Shareholders under the Loan Agreement and their respective Pledge Agreement only.

V.	Exclusive Technical Service Agreement Schedule

The material differences in the exclusive technical service agreements by and among the VIEs and the WFOEs in connection with our material contractual arrangements are set forth below.

1.	exclusive technical service agreement entered into by Taobao (China) Software Co., Ltd. (the “WFOE”) and Zhejiang Taobao Network Co., Ltd. (the “VIE”) on January 21, 2009, as amend on April 30, 2014; the agreement becomes effective upon signing and has a term of 10 years; the total amount of the service fees shall be equivalent to the amount of the VIE’s income generated from the relevant services and resources as well as other functions provided by the WFOE deducted by the VIE’s costs and expenses incurred thereby with a 5% top-up rate; the services fees shall be calculated on a monthly basis and are payable on a quarterly basis in principle;

2.	exclusive technical service agreement entered into by Zhejiang Tmall Technology Co., Ltd. (the “WFOE”) and Zhejiang Tmall Network Co., Ltd. (the “VIE”) on March 30, 2011; the agreement becomes effective on March 30, 2011 and has a term of 20 years; since the date of operation of Taobao Marketplace, the VIE shall pay services fees (1) equivalent to 90% of its pre-tax profit for the current year and (2) other service fees for specific technical services the WFOE may provide from time to time upon request; the service fees are subject to one-time payment within three months after the end of each calendar year;

3.	exclusive technical service agreement entered into by Alibaba (China) Technology Co., Ltd. (the “WFOE”) and Hangzhou Alibaba Advertising Co., Ltd. (the “VIE”) on October 12, 2007; the agreement becomes effective on July 1, 2007 and has a term of 20 years; the VIE shall pay services fees (1) equivalent to 90% of its pre-tax profit for the current year but excluding service fees received and costs and expenses incurred in connection with the business cooperation agreement that the VIE, the WFOE and Alibaba.com Hong Kong Limited entered into and (2) other service fees for specific technical services the WFOE may provide from time to time upon request; the service fees are subject to one-time payment within three months after the end of each calendar year;

4.	exclusive technical service agreement entered into by Hangzhou Alimama Technology Co., Ltd. (the “WFOE”) and Hangzhou Ali Technology Co., Ltd. (the “VIE”) on September 1, 2008; the agreement becomes effective from November 20, 2007 and has a term of 20 years; the VIE shall pay services fees (1) equivalent to 90% of its pre-tax profit for the current year and (2) other service fees for specific technical services the WFOE may provide from time to time upon request; the service fees are subject to one-time payment within three months after the end of each calendar year;

5.	exclusive technical service agreement entered into by Alisoft (Shanghai) Co., Ltd. (the “WFOE”) and Alibaba Cloud Computing Ltd. (the “VIE”) on September 9, 2011; the agreement becomes effective upon signing and has a term of 20 years; the VIE shall pay services fees (1) equivalent to 90% of its pre-tax profit for the current year and (2) other service fees for specific technical services the WFOE may provide from time to time upon request; the service fees are subject to one-time payment within three months after the end of each calendar year.